July 30, 2021

Baron Select Funds

- Baron New Asia Fund

- Baron WealthBuilder Fund

Supplement to Current Prospectuses and Statements of Additional Information for the Funds and the Summary Prospectus for Baron WealthBuilder Fund

Baron New Asia Fund

The Fund commenced operations on July 30, 2021, and shares of the Fund are now available for purchase.

Additionally, the following supersedes any contrary information in the Fund’s prospectus and SAI:

Michael Kass and Anuj Aggarwal are the sole co-portfolio managers of the Fund.

Baron WealthBuilder Fund

Baron New Asia Fund, which is listed in the Fund’s summary prospectus and prospectus as an Underlying Fund in which the Fund may invest, commenced investment operations on July 30, 2021. Prior to this date, the Fund was not able to invest in Baron New Asia Fund. Shares of Baron New Asia Fund are now available for purchase by the Fund (if the Fund’s portfolio managers determine to allocate a portion of the Fund’s assets in the Baron New Asia Fund).